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                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                                    FORM 10-K

EXHIBIT 21.1

         SUBSIDIARIES OF THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                            (as of December 31, 1999)

The following sets forth the name and jurisdiction of incorporation of the subsidiaries of The Northwestern Mutual Life Insurance Company.

Name of Subsidiary                                                    Jurisdiction of Incorporation
------------------                                                    -----------------------------
Alexandra International Sales, Inc.                                            U.S. Virgin Islands
Amber, Inc.                                                                    Delaware
Baird Financial Corporation                                                    Wisconsin
Baraboo, Inc.                                                                  Delaware
Bayridge, Inc.                                                                 Delaware
Bradford, Inc.                                                                 Delaware
Brendan International Sales, Inc.                                              U.S. Virgin Islands
Brian International Sales, Inc.                                                U.S. Virgin Islands
Buffalo Promotions, Inc.                                                       Texas
Burgundy, Inc.                                                                 Delaware
Carlisle Ventures, Inc.                                                        Delaware
Cass Corporation                                                               Delaware
Chateau, Inc.                                                                  Delaware
Coral, Inc.                                                                    Delaware
Diversey, Inc.                                                                 Delaware
Eiger Corporation                                                              Wisconsin
Elderwood International Sales, Inc.                                            U.S. Virgin Islands
Elizabeth International Sales, Inc.                                            U.S. Virgin Islands
Frank Russell Company                                                          Washington
Greenway Sports, Inc.                                                          Texas
Hazel, Inc.                                                                    Delaware
Higgins, Inc.                                                                  Delaware
Highbrook International Sales, Inc.                                            U.S. Virgin Islands
Hobby, Inc.                                                                    Delaware
INV Corp.                                                                      Delaware
Jack International Sales, Inc.                                                 U.S. Virgin Islands
Justin International FSC, Inc.                                                 U.S. Virgin Islands
KerryAnne International Sales, Inc.                                            U.S. Virgin Islands
Klode, Inc.                                                                    Delaware
Kristiana International Sales, Inc.                                            U.S. Virgin Islands
Lake Bluff, Inc.                                                               Delaware
Larkin, Inc.                                                                   Delaware
Logan, Inc.                                                                    Delaware
Lydell, Inc.                                                                   Delaware
Mallon International Sales, Inc.                                               U.S. Virgin Islands
Marina Pacific, Ltd.                                                           California
Maroon, Inc.                                                                   Delaware
Mason & Marshall, Inc.                                                         Delaware
Mason Street Funds, Inc.                                                       Maryland
Mitchell, Inc.                                                                 Delaware
NML-CBO, LLC                                                                   Delaware
NML Development Corporation                                                    Delaware
NML/Mid-Atlantic, Inc.                                                         New Jersey
NML Real Estate Holdings, LLC                                                  Wisconsin
NML Securities Holdings, LLC                                                   Wisconsin

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
                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                                    FORM 10-K

NML/Tallahassee, Inc.                                                          Florida
NW Greenway #1, Inc.                                                           Texas
NW Greenway #9, Inc.                                                           Texas
NW Pipeline, Inc.                                                              Texas
Nicolet, Inc.                                                                  Delaware
North Van Buren, Inc.                                                          Delaware
Northwestern Financial Group, L.L.C.                                           Wisconsin
Northwestern Foreign Holdings B.V.                                             Netherlands
Northwestern International Holdings, Inc.                                      Delaware
Northwestern Investment Management Company                                     Wisconsin
Northwestern Long Term Care Insurance Company                                  Illinois
Northwestern Mutual Investment Services, LLC                                   Wisconsin
Northwestern Mutual Las Vegas, Inc.                                            Nevada
Northwestern Mutual Life International, Inc.                                   Delaware
Northwestern Mutual Series Fund, Inc.                                          Maryland
Northwestern Reinsurance Holdings N.V.                                         Netherlands
Olive, Inc.                                                                    Delaware
PBClub, Inc.                                                                   Delaware
Painted Rock Development Corporation                                           Arizona
Park Forest Northeast, Inc.                                                    Delaware
Pembrook, Inc.                                                                 Delaware
RE Corporation                                                                 Delaware
Regina International Sales, Inc.                                               U.S. Virgin Islands
Robert W. Baird & Co. Incorporated                                             Wisconsin
Rocket Sports, Inc.                                                            Texas
Russet, Inc.                                                                   Delaware
Ryan, Inc.                                                                     Delaware
Saskatoon Centre, Limited                                                      Ontario, Canada
Sean International Sales, Inc.                                                 U.S. Virgin Islands
Solar Resources, Inc.                                                          Wisconsin
Stadium and Arena Management, Inc.                                             Delaware
Summit Sports, Inc.                                                            Texas
The Grand Avenue Corporation                                                   Wisconsin
Travers International Sales, Inc.                                              U.S. Virgin Islands
Tupelo, Inc.                                                                   Delaware
White Oaks, Inc.                                                               Delaware

     Certain non-insurance subsidiaries are omitted on the basis that, considered in the aggregate, they did not constitute a significant subsidiary as defined by Regulation S-X at December 31, 1999.


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